SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          DOUGLAS & LOMASON COMPANY
               (Name of Registrant as Specified in Its Charter)

                          DOUGLAS & LOMASON COMPANY
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ______________________________________________________________________

    (2) Aggregate number of securities to which transactions applies: ________
        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* _________________________________
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________
        ______________________________________________________________________
________________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________

                        DOUGLAS & LOMASON COMPANY

                             ---------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              April 29, 1994

To the Shareholders of
Douglas & Lomason Company:

      Notice is Hereby Given that the Annual Meeting of Shareholders of Douglas & Lomason Company will be held on Friday, the 29th day of April, 1994, at 11:00 A.M., Local Time, at the New World Inn, 265 33rd Avenue, Columbus, Nebraska, for the following purposes:

      1. To elect two directors of the Company; and

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 10, 1994 as the record date for the meeting and only shareholders of record at that time will be entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders who are unable to attend the meeting in person, as well as shareholders who plan to attend the meeting, are requested to date, sign and mail the enclosed proxy promptly. If you are present at the meeting and desire to vote in person, you may revoke your proxy.

                                   By Order of the Board of Directors,

                                                   Verne C. Hampton II

                                                               Secretary

March 31, 1994

                             PROXY STATEMENT

       ANNUAL MEETING OF SHAREHOLDERS OF DOUGLAS & LOMASON COMPANY

                              April 29, 1994

To the Shareholders of
Douglas & Lomason Company:

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Douglas & Lomason Company (hereinafter referred to as the "Company") from the holders of the Company's Common Stock to be used at the Annual Meeting of Shareholders to be held on Friday, the 29th day of April, 1994, at 11:00 A.M., Local Time, at the New World Inn, 265 33rd Avenue, Columbus, Nebraska, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to shareholders is March 31, 1994. The address of the principal corporate offices of the Company is 24600 Hallwood Court, Farmington Hills, Michigan 48335-1671.

      Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Company prior to voting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof. The giving of the proxy does not affect the right to vote in person should the shareholder attend the meeting.

      The Board of Directors in accordance with the By-Laws has fixed the close of business on March 10, 1994 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. At the close of business on such date the outstanding number of voting securities of the Company was 4,227,970 shares of Common Stock, each of which is entitled to one vote. All votes will be tabulated by two officers of the Company who will serve as inspectors of election. Abstentions and broker non-votes are each included in the determination of the number of shares present but are not counted on any matters brought before the meeting. Directors are elected by a plurality of the votes properly cast at the meeting.


                            SECURITY OWNERSHIP

MANAGEMENT

      The following table sets forth, as of February 10, 1994, the number of shares of the Company's Common Stock beneficially owned by each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.


  Name of Individual                        Number of  Percent of
       or Group                             Shares(1)    Class
James E. George...........................       500       *
Robert T. Hill............................       500       *
James J. Hoey.............................    19,708       *
Dale A. Johnson...........................     1,200       *
Harry A. Lomason II.......................   620,191(2)   14.7
Charles R. Moon...........................       500       *
Roger H. Morelli..........................       528       *
James B. Nicholson........................     1,200       *
Robert D. Stachura........................     2,328       *
Richard N. Vandekieft.....................       300       *
Gary T. Walther...........................     8,100(3)    *
All Directors and Executive Officers as a
 Group (11 persons named above)...........   655,055      15.5

* Less than one percent

(1) Includes shares which the following executive officers have the right to acquire upon the exercise of stock options as of February 10, 1994, or at any time within 90 days thereafter: James J. Hoey -- 10,500 shares; Harry A. Lomason II -- 11,500 shares; and Robert D. Stachura -- 2,000 shares. Also includes shares held in the officers' accounts in the Company's 401(k) Plan.

                                  page 1


(2) Includes 299,551 shares held in various trusts of which Mr. Lomason serves as Trustee, in several custody accounts in which he serves as Custodian, and in an estate of which he serves as Co-Executor.

(3) Includes 7,500 shares held in a trust of which Mr. Walther serves as a Co-Trustee.

CERTAIN BENEFICIAL OWNERS

      The following table sets forth the persons known by the Company to own of record or beneficially, as of February 10, 1994, five percent or more of the outstanding Common Stock of the Company:

   Name and Address                        Number of     Percent of
      of Person                              Shares         Class
Harry A. Lomason II
 24600 Hallwood Court
 Farmington Hills, Michigan 48335.........   620,191(1)     14.7
Acorn Investment Trust,
 Series Designated Acorn Fund
 227 West Monroe Street
 Chicago, Illinois 60606..................   300,000(2)(3)   7.1
Jane L. Agostinelli
 3800 Camp Creek Parkway
 Atlanta, Georgia 30331...................   286,677(4)      6.8
Namba Press Works Co., Ltd.
 8-3-8 Kojima-Ogawa
 Kurashiki, Okayama 711 Japan.............   285,000         6.7
Anne L. Bray
 3800 Camp Creek Parkway
 Atlanta, Georgia 30331...................   275,840(5)      6.5
Pioneer Management Corporation
 60 State Street
 Boston, Massachusetts 02114..............   237,500(3)      5.6
Dimensional Fund Advisors, Inc.
 1299 Ocean Avenue
 Santa Monica, California 90401...........   228,800(3)(6)   5.4

(1) Includes 299,551 shares held in various trusts of which Mr. Lomason serves as Trustee, in several custody accounts in which he serves as Custodian, and in an estate of which he serves as Co-Executor. Also includes 11,500 shares which Mr. Lomason has the right to acquire upon the exercise of stock options.

(2) Wanger Asset Management, L.P. ("Wanger") serves as investment advisor to this Fund and is also deemed the beneficial owner of these shares as of December 31, 1993 since it has shared dispositive power with respect thereto. Wanger is the beneficial owner of an additional 73,000 shares of which it has shared voting and dispositive powers.

(3) Based on information as of December 31, 1993 set forth in a
    Schedule 13G filed with the Securities and Exchange Commission.

(4) Includes 18,681 shares held in various trusts of which Mrs.
    Agostinelli serves as Trustee and in several custody accounts in which she serves as Custodian.

(5) Includes seven shares held in a custody account of which Mrs. Bray serves as Custodian.

(6) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of these shares as of December 31, 1993, all of which are owned by advisory clients.

                          ELECTION OF DIRECTORS

      The members of the Board of Directors are divided into three classes, each class to be as nearly equal in number as possible, with each class to serve a three-year term. The term of James B. Nicholson will expire at the 1994 Annual Meeting of Shareholders. On November 18, 1993 the Board of Directors elected James E. George as a director to serve until the 1994 Annual Meeting of Shareholders. The Nominating Committee of the Board of Directors has nominated Messrs. George and Nicholson for reelection as directors to serve until the 1997 Annual Meeting of Shareholders.

      The proposed nominees for reelection as directors are willing to be elected. If either nominee at the time of election is unable to serve, or is otherwise unavailable for election, and if other nominees are designated, the proxies shall have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. However, if any nominees are substituted by management, the proxies intend to vote for such nominees. It is not anticipated that any of such nominees will be unable to serve as directors.



          INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS

      The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those who have been nominated for reelection as a director.

                                                                            Year in which
                                      Principal Occupation         Has         Term or
                                        and Directorships       Served as     Proposed
           Name and Age of              in other Publicly        Director  Term of Office
               Nominee                 Owned Companies(2)         Since      will Expire
(1) James E. George (65)........  President, Cybex Division of
                                   Lumex, Inc.................     1993         1997
    Dale A. Johnson (56)........  Chairman and Chief Executive
                                   Officer, SPX Corporation.
                                   Director of SPX Corporation
                                   and MCN Corporation........     1990         1995
    Harry A. Lomason II (59)..... Chairman of the Board,
                                   President and Chief
                                   Executive Officer of the
                                   Company. Director of The
                                   Amerisure Companies........     1974         1995
    Charles R. Moon (80)........  Consulting Partner,
                                   Dickinson, Wright, Moon,
                                   Van Dusen & Freeman, Attor-
                                   neys at Law(3).............     1977         1996
(1) James B. Nicholson (50).....  President and Chief
                                   Executive Officer, PVS
                                   Chemicals, Inc.; Vice
                                   Chairman of the Board of
                                   the Company. Director of
                                   The Amerisure Companies,
                                   Handleman Company and North
                                   American Mortgage Company..     1985         1997
    Richard N. Vandekieft (79)..  Retired; Director and former
                                   Vice President, Nucor
                                   Corporation................     1989         1996
    Gary T. Walther (56)........  Senior Managing Director,
                                   Kemper Securities, Inc.,
                                   Investment Bankers.........     1982         1995

(1) Nominated for reelection as a director.

(2) Each of the directors has had the same principal occupation during the past five years with the exception of Mr. George who held various executive positions with Becton Dickinson & Co. from 1963 to 1993,
    Mr. Johnson who held various other executive positions with SPX Corporation, and Mr. Walther who served as Managing Director, Shearson Lehman Hutton Inc. from 1984 to June, 1990.

(3) This law firm performs legal services for the Company.

      The Company has standing Audit, Compensation and Nominating
Committees of the Board of Directors.

      The members of the Audit Committee are James B. Nicholson, Chairman, and Dale A. Johnson. The Audit Committee, which met two times during 1993, reviews, acts, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public auditors, the scope of audit procedures, the nature of services to be performed for the Company, and the fees to be paid to the independent public auditors.

      The members of the Compensation Committee are James B. Nicholson, Chairman, and Richard N. Vandekieft. This Committee, which met twice during 1993, reviews and recommends to the Board of Directors the compensation of officers of the Company.

      The members of the Nominating Committee are Charles R. Moon, Chairman, and Richard N. Vandekieft. This Committee, which met once during 1993, recommends nominees for election as directors at the Annual Meeting of Shareholders, and recommends individuals to fill vacancies which may occur between Annual Meetings. The Committee will consider as potential nominees persons recommended by shareholders. A shareholder of the Company may nominate persons for election to the Board of Directors of the Company if such shareholder submits such nomination, together with certain related information required by the Company's By-Laws, in writing to the Nominating Committee in care of the Secretary of the Company not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders.

      The Board of Directors held five meetings during 1993. Non-officer directors received in 1993 an annual retainer of $16,000 plus reimbursement for travel expenses to attend meetings of the Board of Directors. Members of the Audit, Compensation and Nominating Committees received $500 for each meeting of the Committee attended. During 1993 Mr. George was paid $16,800 for consulting services rendered to the Company.


                      COMPENSATION COMMITTEE REPORT

      The Company's compensation program for officers is administered by the Compensation Committee of the Board of Directors which is composed of two non-employee directors.

OVERALL OFFICER COMPENSATION POLICY

      The Company's compensation policy for officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

      The key elements of the Company's officer compensation consist of base salary, discretionary bonus award and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Lomason, the Company's chief executive officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, supplemental retirement benefits, severance plans, insurance and other benefits.

BASE SALARY

      The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

      With respect to the base salary of Mr. Lomason in 1993, the Compensation Committee took into account a comparison of base salaries of chief executive officers of peer companies, the Company's financial position, the performance of the Company's Common Stock and the assessment by the Compensation Committee of Mr. Lomason's individual performance. The Compensation Committee also took into account the longevity of Mr. Lomason's service to the Company and its belief that Mr. Lomason is an excellent representative of the Company to the public by virtue of his stature in the community and the industry. Mr. Lomason was granted a base salary of $283,333 for 1993, an increase of 20% over his $236,667 base salary for 1992.

BONUS AWARDS

      The Company's officers may be considered for annual discretionary cash bonuses which may be awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for 1993 was based on the Company's financial performance. No bonus awards were made by the Company for 1993.

STOCK OPTIONS

      Under the Company's 1990 Stock Option Plan, which was approved by shareholders, stock options are granted from time to time to the Company's officers and key employees. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. No options were granted by the Company in 1993.

                                            Compensation Committee

                                              James B. Nicholson,
                                                                Chairman

                                              Richard N. Vandekieft

                          EXECUTIVE COMPENSATION

      The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company whose total compensation exceeded $100,000 during 1993.

SUMMARY COMPENSATION TABLE

                                         Annual Compensation(1)

                                                                Other
             Name and                                           Annual
        Principal Position          Year   Salary    Bonus   Compensation
Harry A. Lomason II(2)              1993  $283,333        0    $ 7,338
 Chairman of the Board, President   1992   236,667   48,077      6,800
 and Chief Executive Officer......  1991   182,269   48,462      5,604

James J. Hoey                       1993   203,333        0      6,050
 Senior Vice President              1992   184,667   36,539      6,074
 and Chief Financial Officer......  1991   160,218   40,154      4,823

Robert T. Hill(3)                   1993   196,667        0     10,320
 Senior Vice President --           1992    35,897   20,000        400
 Sales, Marketing, Engineering and  1991        --       --         --
 Strategic Planning...............

Robert D. Stachura                  1993   113,334        0      2,475
 Vice President and Executive       1992   103,333   26,154      2,183
 Manager -- Manufacturing.........  1991    80,487   65,551      1,868

Roger H. Morelli                    1993   111,000        0      2,776
 Vice President -- Materials and    1992   100,334   19,808      3,094
 Quality Assurance and Executive    1991    90,352   21,923      2,908
 Manager -- Decorative Plants.....

(1) The aggregate amount of perquisites and other personal benefits for any named executive did not exceed $50,000 or 10% of the total of annual salary and bonus for any such named executive, and is, therefore, not reflected in the table.

(2) In December 1992, a trust established by Mr. Lomason and his wife entered into an agreement with the Company whereby the Company, with the approval of the Compensation Committee of the Board of Directors, agreed to make advances of a portion of the premiums payable on a split dollar life insurance policy purchased by the trust on the joint lives of Mr. and Mrs. Lomason. The Company is entitled to reimbursement of the amounts advanced, without interest, and the advances are secured by a collateral assignment of the policy to the Company. During 1993, the Company advanced $118,828 toward the trust's payment of premiums.

(3) The Company entered into an agreement with Robert T. Hill in October 1992 pursuant to which he was employed as a Senior Vice President of the Company. The agreement provides that if Mr. Hill's employment is terminated, he will be paid his base salary for a period of six months plus the continuation of certain benefits for a period of time and reimbursement for career placement services. In connection with Mr. Hill's relocation to Michigan, on December 18, 1992 the Company loaned Mr. Hill $100,000 interest free for the purpose of assisting him in the purchase of a residence in Michigan. One-half of the loan was repaid on October 6, 1993, and the balance will be repaid upon the sale of Mr. Hill's prior residence in Ohio.

OPTIONS GRANTED DURING 1993

      During 1993 no options were granted by the Company under the Company's 1990 Stock Option Plan.

AGGREGATED OPTION EXERCISES DURING 1993 AND 1993 YEAR-END OPTION VALUES

      The following table sets forth certain information on stock options exercised during 1993 by the executive officers named in the Summary Compensation Table along with the number and dollar value of options remaining unexercised at December 31, 1993 and the value of such options at December 31, 1993.

                                                      Number of
                                                Securities Underlying        Value of Unexercised
                           Shares    Value       Unexercised Options      In-the-Money Stock Options
                          Acquired  Realized     at December 31, 1993        at December 31, 1993
                             on        at     --------------------------  --------------------------
       Name               Exercise  Exercise  Exercisable  Unexercisable  Exercisable  Unexercisable
       ----               --------  --------  -----------  -------------  -----------  -------------
Harry A. Lomason II.....       0          0     11,500           0          $53,925          0
James J. Hoey...........       0          0     10,500           0           57,855          0
Robert T. Hill..........   3,000     22,500          0           0                0          0
Robert D. Stachura......   3,000     12,375      2,000           0                0          0
Roger H. Morelli........   3,500     34,000          0           0                0          0

RETIREMENT PLAN

      The Retirement Plan for Salaried Employees of the Company, a defined benefit actuarial plan, provides generally for benefits upon retirement at age 65. Remuneration covered by the Plan is base salary paid to the employee, exclusive of overtime, commissions and bonuses. Benefits are integrated with federal social security benefits. The following tabulation illustrates the maximum annual benefits payable under the Plan in 1993 to employees in various earnings classifications upon retirement at age 65 and reflects the integration with federal social security benefits in accordance with the terms of the Plan.

 Average                               Years of Service at Age 65
 Annual             ----------------------------------------------------------------
 Salary
at Age 65             10       15       20       25        30        35        40
- ---------           -------  -------  -------  -------  --------  --------  --------
 $ 25,000  .......  $ 3,682  $ 5,523  $ 7,364  $ 9,205  $ 11,046  $ 12,887  $ 14,728
   50,000  .......    7,932   11,898   15,864   19,830    23,796    27,762    31,728
   75,000  .......   12,182   18,273   24,364   30,455    36,546    42,637    48,728
  100,000  .......   16,432   24,648   32,864   41,080    49,296    57,512    65,728
  125,000  .......   20,682   31,023   41,364   51,705    62,046    72,387    82,728
  150,000  .......   24,932   37,398   49,864   62,330    74,796    87,262    99,728
  175,000  .......   29,182   43,773   58,364   72,955    87,546   102,137   115,641
  200,000  .......   33,432   50,148   66,864   83,580   100,296   115,641   115,641
  225,000  .......   36,700   55,050   73,400   91,750   110,101   115,641   115,641
  250,000  .......   36,700   55,050   73,400   91,750   110,101   115,641   115,641
  275,000  .......   36,700   55,050   73,400   91,750   110,101   115,641   115,641
  300,000  .......   36,700   55,050   73,400   91,750   110,101   115,641   115,641

      As of December 31, 1993, the number of years of service under the Retirement Plan for the officers named in the Summary Compensation Table was as follows: Harry A. Lomason II--32; James J. Hoey--26; Robert T. Hill--0; Robert D. Stachura--18 and Roger H. Morelli--28. As of December 31, 1993, the estimated annual payment under the Retirement Plan would be based upon an average base salary of $202,140 for Mr. Lomason; $177,000 for Mr. Hoey; $181,838 for Mr. Hill; $89,800 for Mr. Stachura; and $97,800 for Mr. Morelli.

      In order to compensate Mr. Hill for lost retirement benefits due to his joining the Company, the Company entered into a deferred compensation agreement with Mr. Hill which will provide him with supplemental annual retirement income of approximately $91,000 for a period of ten years upon his retirement at age 65. Reduced benefits are provided in the event of termination of employment prior to age 65, and benefits of $75,000 per year for a period of ten years are provided in the event of death prior to attaining age 65. The Company's obligation under the deferred compensation agreement is covered by an insurance policy on Mr. Hill's life, the premiums of which will be reimbursed to the Company prior to the payment of any benefits thereunder.

PERFORMANCE GRAPH

      The following graph compares the change in the Company's cumulative total shareholder return on its Common Stock with the Dow Jones Industrial Average and the Dow Jones Auto Parts (excluding tire and rubber companies) Sub-Index.

      [EDGAR NOTE: The performance graph required by Item 402(l) of Regulation S-K appears in this position of the paper document. A copy of the performance graph on paper is being submitted to the Branch Chief in the Division of Corporation Finance. A table containing the data used to create the performance graph's data points is provided below.]

                                  1988   1989   1990   1991   1992   1993
Douglas & Lomason Company.......  100.0   65.0   58.6   99.1  195.9  155.7
Dow Jones Industrial Average....  100.0  131.7  130.9  162.7  174.7  204.3
Dow Jones Auto Parts Sub-Index..  100.0   98.8   86.8  106.6  136.7  178.9

  Assuming $100 Invested on December 31, 1988 with Dividends Reinvested

                 SELECTION OF INDEPENDENT PUBLIC AUDITORS

      Messrs. KPMG Peat Marwick have been selected by the Board of Directors of the Company as independent public auditors to audit the Company's books for the year 1994. Representatives of KPMG Peat Marwick will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

                          SHAREHOLDER PROPOSALS

      Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 1995 Annual Meeting of Shareholders must be received by management of the Company at the corporate offices on or before November 30, 1994.

                              MISCELLANEOUS

      It is not expected that any other matters will be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

      The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers and employees of the Company. The Company will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the shareholders, and the Company will reimburse such institutions for out-of-pocket expenses.

                                   By Order of the Board of Directors,

                                                   Verne C. Hampton II
                                                               Secretary

March 31, 1994

                          [ Shareholder Letter ]

DOUGLAS & LOMASON COMPANY
24600 Hallwood Court, Farmington Hills, MI  48335-1671     810-478-7800

You will note from the enclosed Notice of Annual Meeting of Shareholders that our meeting will be held this year in Columbus, Nebraska, the location of one of our larger plants which primarily manufactures seating systems and components.

Columbus is located approximately 100 miles west of Omaha on U.S. 30, and may be reached by automobile, bus or airline. We extend a cordial invitation to all shareholders to attend the meeting and tour the plant. If you plan to attend, please contact Ms. Patricia L. Shelton at our corporate offices.

Sincerely yours,


/s/ Harry A. Lomason II
Harry A. Lomason II
Chairman of the Board,
President and Chief Executive Officer

                             [ Form of Proxy ]

                        DOUGLAS & LOMASON COMPANY

                 PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                       ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held April 29, 1994

The undersigned hereby appoints Harry A. Lomason II, Charles R. Moon and Verne C. Hampton II, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the undersigned in Douglas & Lomason Company at the Annual Meeting of Shareholders to be held on Friday, April 29, 1994, and at all adjournments thereof.

- -----------------------------------------------------------------------
/  PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY  /
/  IN ENCLOSED ENVELOPE.                                              /
- -----------------------------------------------------------------------

Signatures should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such. If stock is held in the name of more than one person, each person whose name appears as an owner must sign this proxy.

                      HAS YOUR ADDRESS CHANGED?

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

 ____
/_X_/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                              With-    For All
       1.)   Election of Directors    For     hold     Except
                                      ____     ____     ____
                                     /___/    /___/    /___/

                                  Nominees:
                   James E. George and James B. Nicholson

             If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares shall be voted for the other nominee.


       2.) In their discretion, authorization to vote upon such other business as may properly come before the meeting.

             RECORD DATE SHARES:

             Mark box at right if changes have been noted on   ____
             the reverse side of this card.                   /___/

Please be sure to sign and date this Proxy.   Date _________________

____________________________________________________________________
Shareholder sign here                             Co-Owner sign here